Acquisition of Heights Finance November 17, 2021 Solidifying our Position as a Full Spectrum Consumer Financial Services Provider in North America Exhibit 99.4

disclaimer IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters including future financial and operational performance, such as loan receivables, revenue, pre-tax income and adjusted earnings before taxes; the impact of the transaction on us, including expected strategic benefits and synergies; future growth plans, including expansion of near-prime credit offering and card products and technology driven enhancements; addressable markets and our position in them; and anticipated timing of closing and launch of non-prime credit card product In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required licensing approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of projected financial information; the effects of competition on the company’s business; our ability to attract and retain customers; market, financial, political and legal conditions; the future impact of COVID-19 pandemic or any other global event on the company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners.

Today’s Participants Don Gayhardt Chief Executive Officer CURO Bill Baker President & COO CURO Roger Dean Executive VP & CFO CURO Doug Clark Chief Executive Officer Heights

$55+ million Adj. Pre-Tax Income(3) $275 million Revenue(3) $500+ million Receivables(2) Heights at a glance Consumer finance company with 390 branches across 11 southern and mid-western U.S. states(1) Provides secured and unsecured installment loans to near-prime and non-prime consumers as well as customary opt-in insurance and other financial products 1 Rebranded to Heights Finance in 2020 after merging with Southern Management Corp. 2 Loan receivables represent pre-allowance net finance receivables projected as of 12/31/2022. 3 Projected financials for fiscal year ended December 31, 2022. Executive Summary strategic rationale Accelerates CURO’s strategic migration into longer term, higher balance and lower rate credit products Adds millions of near-prime and non-prime customers Diversifies products, revenue, customers and geographic mix in U.S. Adds a leadership team with deep industry experience and a strong performance track record Digitization of customer journey across larger footprint Strong synergy potential through: Combined branch optimization Combined cost efficiencies Cross-selling opportunities Immediately accretive to earnings

Transaction Overview Purchase Price Aggregate purchase price of $360 million Represents 6.5x Heights Finance’s 2022E Adjusted Earnings Before Taxes(1) Financing Considerations Purchase price comprised of $335 million cash and $25 million of CURO stock Funded with combination of existing cash and debt Financial Impact Immediately accretive to CURO’s earnings Strong synergy potential through combined branch optimization, combined cost efficiencies and cross-selling opportunities Timing & Approvals Anticipated to close no later than Q1:2022 Subject to customary closing conditions, including licensing approvals 1 Heights Finance adjusted earnings before taxes of $55 million in 2022E.

Overview of CURO CURO is a tech-enabled, omni-channel consumer services company, providing financing products to a full spectrum of non-prime consumers in the U.S. and non-prime and prime consumers in Canada Highly recognized & Expanding portfolio of brands U.S. Direct Lending Online in 27 states; 160 branches in 13 states Market leader in revenue in fragmented non-prime market with diverse product set business overview Canada Direct Lending Cash Money and LendDirect focus on non-prime open-end loans and payment protection insurance in 201 branches in 8 provinces and online in 7 provinces Canada Point-of-Sale Lending Flexiti, an emerging growth Canadian point-of-sale (“POS”) / buy-now-pay-later (“BNPL”) provider Card Products Revolve mobile app-enabled virtual checking account with FDIC-insured deposits allows customers to build banking history; launching non-prime credit card product in Q4:2021

Non-prime Loans $250 - $1,500 7 to 12 month terms Unsecured Operates 390 branches across 11 states in the South and Midwest Heights operates branches in Alabama (47), Georgia (18), Illinois (26), Indiana (16), Kentucky (18), Missouri (19), Oklahoma (18), South Carolina (58), Tennessee (64), Texas (86), and Wisconsin (20) Consumer finance company with expected loan receivables of $500 million+ in 2022(1) Provides secured and unsecured installment loan products to non-prime and near-prime consumers and opt-in installment loan related credit insurance and ancillary products Credit products include: Near Prime Loans $1,000 - $10,000 24 to 60 month terms Secured or Unsecured Company rebranded to Heights Finance in 2020 after merging with Southern Management Corp Approximately half of total portfolio loan balance comprised of APR less than 36%(2) Overview of Heights Finance 1 Loan receivables represent pre-allowance net finance receivables projected as of 12/31/2022. 2 As of 9/30/2021.

Solidifies Position as a Full Spectrum Consumer Lender CURO’s omni-channel distribution and product set enable non-prime and near-prime consumers with access to credit in the U.S. and prime and non-prime consumers with access to credit in Canada Consumer Credit Access U.S. Brands Canadian Brands Direct Branch Online & Mobile Card Credit Card / Debit Card POS Omni-channel Point-of-Sale Financing 1 1 Katapult is a publicly traded company in which CURO has an ownership interest. Katapult is not a CURO brand. 2 Heights Finance brands include Covington Credit, Southern Finance and Quick Credit. 2

CURO Growth Plan Expand Heights Near-Prime Credit Offering State expansion In-market branch expansion Progressive credit products for CURO customers Card Products Market Revolve through expanded branch network Offer CURO non-prime credit cards to eligible customers Technology-driven Enhancements Extend CURO omni-channel Expand digital marketing Credit decisioning Diversify payment options

Experienced Management Team Doug Clark Chief Executive Officer Heights Joined Southern in 2020 Previously CEO at Axcess Financial 17+ years in consumer financial services Gary Fulk Chief Operating Officer Heights Joined Southern in 2020 Previously Senior Managing Director at OneMain Financial 24+ years in consumer financial services Richard Pfaltzgraff Chief Financial Officer Heights Joined Southern in 2021 Previously SVP, Treasurer at United Community Bank 24+ years in consumer financial services

Adds a database of over 3.4 million customers Strong synergy potential including leveraging CURO’s existing omni-channel and digital capabilities across the Heights footprint and beyond Advances CURO’s strategy to migrate to longer-term, higher balance and lower rate credit products Strategic Benefits of the Transaction Provides an up-market product that allows CURO to serve the full spectrum of near-prime and non-prime consumers Accelerates post-pandemic U.S. earnings growth while enhancing cross-sell opportunities for non-prime credit card and other products Diversifies products, revenue, customers and geographic mix in U.S. and enables further geographic expansion